UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2008

BROADWEBASIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

333-145953 (Commission File Number)	20-8383706 (IRS Employer Identification No.)

9255 Sunset Boulevard, Suite 1010 West Hollywood, California (Address of principal executive offices)	90069 (Zip Code)

Registrant’s telephone number, including area code: (310) 492-2255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A (the “Amendment”) amends and supplements the Form 8-K we originally filed with the Securities and Exchange Commission on April 24, 2008 (the “Original Form 8-K”). Among other things, this Amendment provides the letter of Davis Accounting Group P.C. (“Davis”) not previously filed with the Original Form 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On April 18, 2008, our board of directors approved the dismissal of Davis Accounting Group P.C. (“Davis”) as our independent registered public accounting firm. We notified Davis of this decision on April 23, 2008.

Except as described below, Davis’ report with respect to our balance sheet as of December 31, 2007 and the related financial statements for the period ended December 31, 2007, and from inception (February 2, 2007) through December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In Davis’ Report of Registered Independent Auditors included in the Company’s Annual Report on Form 10-KSB, Davis stated that they were unable to obtain a discussion or evaluation from one of our outside legal counsel pertaining to any pending or threatened litigation and excepted from their opinion the effects of any adjustments that might have been determined to be necessary had they been able to obtain such discussion or evaluation. Also, Davis stated that several factors raised substantial doubt about our ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During our fiscal years ended December 31, 2006 and 2007 and through April 18, 2008, there have been no disagreements with Davis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davis would have caused Davis to make reference thereto in their reports on the financial statements for such years.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2006 and 2007 and through April 18, 2008.

On April 23, 2008, we made the contents of this Current Report on Form 8-K available to Davis and requested that they furnish a letter addressed to the Securities and Exchange Commission as to whether Davis agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. Davis’ letter was unavailable at the time the Original Form 8-K was filed.

On April 24, 2008 Davis furnished a letter to the Company addressed to the Securities and Exchange Commission (which is attached as Exhibit 16.1) whereby Davis agreed with contents of the Original Form 8-K. Davis did not wish to clarify our expression of our views or provide additional information.

New Independent Registered Public Accounting Firm

On April 18, 2008, we appointed GHP Horwath, P.C. (“Horwath”) as our new independent registered public accounting firm.

During the fiscal years ended December 31, 2006 and 2007 and through April 18, 2008, neither we nor anyone acting on our behalf had consulted with Horwath regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Davis Accounting Group P.C., dated April 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadWebAsia, Inc.
Dated: April 25, 2008	By:	/s/ James E. Yacabucci, Jr.
		Name:	James E. Yacabucci, Jr.
		Title:	Chief Operating Officer